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PIONEER


Pioneer
Growth Shares

SEMIANNUAL REPORT 6/30/97

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                           10
Financial Statements                              13
Notes to Financial Statements                     19
Report of Independent Public Accountants          22
Trustees, Officers and Service Providers          23
Programs and Services for Pioneer Shareowners     26
The Pioneer Family of Mutual Funds                29

Pioneer Growth Shares

LETTER FROM THE CHAIRMAN 6/30/97

Dear Shareowner,
----------------------------------------------------------------------------

Welcome to Pioneer Growth Shares' semiannual report, covering the extraordinary six months ended June 30, 1997. I thank you for your interest, and for the opportunity to comment briefly on the Fund and today's investing environment.

This was an exciting and rewarding period for your Fund and its investment management team. Trends that fueled a record stock market in 1996 continued with only a few brief pauses. Money poured into financial markets; over the six months, $277 billion entered the stock market through mutual funds alone. The bulk was directed toward stocks of large, familiar companies, and the Dow Jones Industrial Average repeatedly pushed on to new highs, gaining 20% over the six months. Your Fund's concentrated portfolio of large, growth-oriented stocks returned 26% and outpaced even the Dow. It was a tremendous run, given that stocks have returned an average of 16% a year over the past 20 years.

As time passes, it seems realistic to expect the stock market's unprecedented surge to slow or even backtrack. Your Fund's portfolio is concentrated in what we call "fortress" firms - large companies that dominate their fast-growing industries and are committed to remaining well ahead of their competition. That strategy, combined with our ongoing and rigorous search for new investment opportunities, gives us confidence that your Fund is well-positioned to flourish if the current environment continues, and to hold up well if the market turns.

I encourage you to read on to learn more about your Fund. Please contact your investment professional, or Pioneer at 1-800-225-6292, if you have questions about Pioneer Growth Shares.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Growth Shares

PORTFOLIO SUMMARY 6/30/97


P o r t f o l i o   D i v e r s i f i c a t i o n
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]

U.S. Common Stocks 98%
Depositary Receipts for International Stocks 1%
Short-Term Cash Equivalents 1%


S e c t o r   D i s t r i b u t i o n
----------------------------------------------------------------------------
(As a percentage of equity holdings)


[pie chart]

Technology 33%
Consumer Non-Durables 25%
Financial 16%
Services 10%
Basic Industries 10%
Capital Goods 3%
Consumer Durables 3%



1 0   L a r g e s t   H o l d i n g s
----------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Dell Computer Corp.       6.14%     6. Smith's Food & Drug, Inc.    4.19%
                                            (Class B)
  2. Intel Corp.               5.45      7. Wrigley (WM) Jr., Co.        3.87
  3. Microsoft Corp.           5.39      8. Pioneer Hi-Bred              3.84
                                            International, Inc.
  4. Monsanto Co.              5.01      9. Franklin Resources Inc.      3.79
  5. Applied Materials, Inc.   4.23     10. Gillette Co.                 3.57


Fund holdings will vary for other periods.

Pioneer Growth Shares

PERFORMANCE UPDATE 6/30/97                                     CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------

 Net Asset Value
 per Share                   6/30/97        12/31/96
                             $14.80         $11.71

 Distributions per Share     Income         Short-Term         Long-Term
 (12/31/96-6/30/97)          Dividends      Capital Gains      Capital Gains
                                -              -                  -

I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.


 Average Annual Total Returns
 (As of June 30, 1997)

            Net Asset   Public Offering
 Period      Value         Price*

 10 Years    15.89%        15.20%
 5 Years     22.09         20.66
 1 Year      50.03         41.42


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[line chart]

Growth of $10,000


                    Pioneer Growth Shares*   Standard & Poor's 500 Index
6/87                 9425                    10000
6/88                 8894                     9305
6/89                10892                    11207
6/90                14766                    13044
6/91                13891                    14008
6/92                15181                    15879
6/93                18946                    18034
6/94                16564                    18292
6/95                22786                    23047
6/96                27450                    29023
6/97                41182                    39075


The Fund adopted its current name and investment adviser (Pioneering Management Corp.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PERFORMANCE UPDATE 6/30/97                                     CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------

 Net Asset Value
 per Share                   6/30/97        12/31/96
                             $14.55         $11.55

 Distributions per Share     Income         Short-Term         Long-Term
 (12/31/96-6/30/97)          Dividends      Capital Gains      Capital Gains
                                -              -                   -

I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

  Average Annual Total Returns
  (As of June 30, 1997)

                  If      If
  Period          Held    Redeemed*

  Life-of-Fund    33.48%  32.49%
  (4/28/95)

  1 Year          48.89   44.89


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[line chart]

Growth of $10,000

                    Pioneer Growth Shares*   Standard & Poor's 500 Index
4/95                10000                    10000
6/96                10537                    10654
9/95                12335                    11498
12/95               11826                    12188
3/96                12131                    12841
6/96                12605                    13416
9/96                13330                    13828
12/96               14897                    14979
3/97                15155                    15383
6/97                18466                    18062

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PERFORMANCE UPDATE 6/30/97                                  CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------

 Net Asset Value
 per Share                   6/30/97        12/31/96
                             $14.61         $11.55

 Distributions per Share     Income         Short-Term         Long-Term
 (12/31/96-6/30/97)          Dividends      Capital Gains      Capital Gains
                                -              -                  -

I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.


  Average Annual Total Returns
  (As of June 30, 1997)

                   If      If
  Period           Held    Redeemed*

  Life-of-Fund     38.55%  38.55%
  (1/31/96)

  1 Year           49.65   49.65

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[line chart]

Growth of $10,000


                    Pioneer Growth Shares*   Standard & Poor's 500 Index
1/96                10000                    10000
                    10267                    10069
3/96                10228                    10203
                    10644                    10340
                    10950                    10577
6/96                10617                    10660
                     9964                    10172
                    10515                    10364
9/96                11239                    10987
                    11372                    11274
                    12442                    12101
12/96               12561                    11902
                    13692                    12632
                    13583                    12706
3/97                12832                    12223
                    14007                    12937
                    15279                    13695
6/97                15888                    14352

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/97

Dear Shareowner,
----------------------------------------------------------------------------

The U.S. stock market surged forth during the six months ended June 30, 1997, and I am pleased to report that Pioneer Growth Shares was well in front of the advance. In an environment of low inflation, low interest rates and strong corporate earnings, the Fund's large, high-quality companies were clear winners.

The Fund's Class A Shares posted a 26.39% total return (25.97% for Class B Shares and 26.49% for Class C Shares) for the six months. The Fund beat its comparative benchmark, the Standard & Poor's (S&P) 500 Index, which returned 20.59%, and the average 14.29% return of the 840 growth funds tracked by Lipper Analytical Services, an independent research firm. For the 12 months ended June 30, the Fund ranked in the top 1% of the 758 funds Lipper tracked.* While we are delighted with the Fund's performance, we want to remind you that this was an extraordinary period for the stock market. You shouldn't expect stocks, or the Fund, to continue moving up at this breathtaking pace.


Selecting America's Corporate Leaders

A glance at the Fund's holdings is like a look at a "Who's Who" of the largest corporations in America. From Gillette to Microsoft, Wrigley to Walt Disney, these companies are solid leaders in their respective industries, possessing the size and expertise to shape the future of their businesses. There are also some lesser-known but equally competitive companies with established track records, strong financial resources and market dominance. All of these companies have a superior product or business concept they bring to the marketplace.


--------------------------------------------------------------------------
*Lipper Analytical Services ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For periods ended 6/30/97, Class A Shares ranked 4 out of 758, 21 out of 280 and 18 out of 174 funds for 1-, 5- and 10-year performance, respectively; Class B and Class C Shares ranked 6 and 5, respectively, out of 758 funds for 1-year performance and were not ranked over longer periods. Past performance does not guarantee future results.

Pioneer Growth Shares

The Fund is highly concentrated, invested in just over 30 rapidly growing companies we believe demonstrate the best opportunities for long-term growth at any given time. We look for companies with an earnings growth rate of 15% per year over the next decade, as well as the ability to reinvest capital at a very profitable rate, often overseas. Should a new stock come to our attention, its growth potential must be compelling enough to warrant the sale of an existing holding to make room for it in the portfolio.


Record-Setting Pace on Wall Street

To date, 1997 has been a record-breaking year in the U.S. stock market. The Dow Jones Industrial Average passed the milestone 7000 mark on February 13. In barely five months, just following the close of the Fund's semiannual period, this widely followed market indicator crossed the 8000 barrier on July 16. In less than two and one-half years, the Dow has doubled in value. Stock investors are clearly pleased with the breadth and pace of economic growth.

This meteoric rise has not been without its setbacks, however. Technology stocks - approximately one-third of the portfolio - suffered a reversal in March, then rebounded until June, when several computer giants announced that weak demand and slower European sales would result in lower-than-expected profits. Intel, the maker of the new Pentium II microprocessor and one of the Fund's largest holdings, was hit during the correction. However, our outlook for the company remains very positive. The powerful new chip, unveiled on May 7, is viewed by industry analysts as Intel's most significant new product since the launch of the original Pentium in 1993. The chip will be the engine of the company's future earnings growth, invigorating sales for leading personal computer makers such as Dell Computer - the Fund's largest holding.

Pioneer Growth Shares

Financial stocks, which are benefiting from cost savings arising out of technologically driven productivity gains, represent 16% of equity assets. This sector experienced a setback in the weeks leading up to the Federal Reserve's interest rate increase on March 25. Financial stocks are typically interest-rate sensitive, since higher interest rates can pinch profits. However, this sector resumed its climb as evidence of real inflation - generally a precursor to higher interest rates - was non-existent. Charles Schwab and Wells Fargo are companies benefiting from babyboomers' penchant for retirement savings and investment.


Building Open-Ended Growth in Overseas Markets

The largest increase in any one sector came in consumer non-durables - from 15% at the start of the period to 25% by June 30, thanks both to price appreciation and additional investments. Many of these holdings are benefiting from established overseas operations, where they are dominant and competition is often less intense. Corporations such as Wrigley, Nike and McDonald's - which we added during the period, using proceeds from the sale of LM Ericsson Telephone, Airtouch Communications and Central European Media - are growing their share of the global marketplace, building a foundation for what we believe is essentially open-ended growth.

Chewing gum manufacturer Wrigley has a hold on about 50% of the U.S. market, but more than 70% of international markets such as China, Britain and Germany. Nike is building its visibility in soccer - the world's most popular sport - stepping outside its core basketball and running-shoe franchises and sports-fashion apparel. McDonald's, while suffering in the short term from its ill-fated "Campaign 55" promotion, remains a dominant franchise with long-term growth potential. With more than 70% of its planned capital expenditures earmarked for overseas expansion, the company is expected to do 75% of its business abroad in five years, making its highly-competitive domestic business less important.

Pioneer Growth Shares

A New Generation of Blue Chips

We remain enthusiastic about the Fund's strategy and its prospects for long-term growth. The painful restructuring of the late 1980s benefited U.S. corporations, enabling them to thrive in the competitive, cost-conscious environment of today's world economy. As Business Week said, more than ever, American companies are "lean, boast global brands, and give lots of value." A whole new class of large enterprises has emerged on the world stage, and we believe Pioneer Growth Shares is well-positioned to catch a rising tide of corporate growth.

Respectfully,

/s/ Jeffrey B. Poppenhagen

Jeffrey B. Poppenhagen,
Portfolio Manager

Pioneer Growth Shares

SCHEDULE OF INVESTMENTS 6/30/97


Shares                                                    Value

            COMMON STOCKS - 98.6%
            Basic Industries - 10.1%
            Chemicals - 7.1%
545,000     Monsanto Co.                            $ 23,469,062
309,100     OM Group, Inc.                            10,238,937
                                                    -------------
                                                    $ 33,707,999
                                                    -------------
            Metals & Mining - 3.0%
385,000     Minerals Technologies, Inc.             $ 14,437,500
                                                    -------------
            Total Basic Industries                  $ 48,145,499
                                                    -------------
            Capital Goods - 3.0%
            Producer Goods - 2.2%
205,000     Briggs & Stratton Corp.                 $ 10,250,000
                                                    -------------
            Telecommunications - 0.8%
100,000     Ascend Communication, Inc.*             $  3,937,500
                                                    -------------
            Total Capital Goods                     $ 14,187,500
                                                    -------------
            Consumer Durables - 2.5%
195,000     Magna International, Inc.               $ 11,736,562
                                                    -------------
            Total Consumer Durables                 $ 11,736,562
                                                    -------------
            Consumer Non-Durables - 25.1%
            Agriculture & Food - 3.8%
225,000     Pioneer Hi-Bred International, Inc.     $ 18,000,000
                                                    -------------
            Cosmetics - 3.5%
176,760     Gillette Co.                            $ 16,748,010
                                                    -------------
            Home Products - 2.2%
150,000     Home Depot, Inc.                        $ 10,359,375
                                                    -------------
            Retail Food - 7.9%
365,877     Smith's Food & Drug, Inc. (Class B)     $ 19,620,154
270,000     Wrigley (WM) Jr. Co.                      18,157,500
                                                    -------------
                                                    $ 37,777,654
                                                    -------------
            Retail Non-Food - 7.7%
190,000     Barnes & Noble*                         $  8,170,000
265,000     Nike, Inc.                                15,469,375
240,000     Walgreen Co.                              12,870,000
                                                    -------------
                                                    $ 36,509,375
                                                    -------------
            Total Consumer Non-Durables             $119,394,414
                                                    -------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares


Shares                                                   Value

            Financial - 15.6%
            Commercial Bank - 1.9%
 34,000     Wells Fargo & Co.                       $ 9,163,000
                                                    ------------
            Misc. Finance - 6.1%
360,000     Countrywide Credit Industries, Inc.     $11,227,500
245,000     Franklin Resources, Inc.                 17,777,812
                                                    ------------
                                                    $29,005,312
                                                    ------------
            Insurance-General - 4.5%
108,000     American International Group            $16,132,500
255,000     20th Century Industries                   5,355,000
                                                    ------------
                                                    $21,487,500
                                                    ------------
            Investments - 3.1%
360,000     Schwab (Charles) Corp.                  $14,647,500
                                                    ------------
            Total Financial                         $74,303,312
                                                    ------------
            Services - 9.5%
            Health Services & Personal Care - 4.5%
257,500     Columbia/HCA Healthcare Corp.           $10,122,969
220,000     United Healthcare Corp.                  11,440,000
                                                    ------------
                                                    $21,562,969
                                                    ------------
            Hotels/Restaurants - 3.2%
315,000     McDonald's Corp.                        $15,218,438
                                                    ------------
            Broadcasting & Media - 1.8%
105,000     The Walt Disney Co.                     $ 8,281,875
                                                    ------------
            Total Services                          $45,063,282
                                                    ------------
            Technology - 32.8%
            Computer Software/Services - 15.1%
245,000     Dell Computer Corp.*                    $28,772,188
335,000     First Data Corp.                         14,719,063
200,000     Microsoft Corp.*                         25,275,000
 90,000     Seagate Technology, Inc.*                 3,166,875
                                                    ------------
                                                    $71,933,126
                                                    ------------
            Electronics - 17.7%
280,000     Applied Materials, Inc.*                $19,827,500
220,000     Cisco System, Inc.*                      14,767,500
135,000     Etec Systems, Inc.*                       5,788,125
180,000     Intel Corp.                              25,526,250
150,000     Motorola, Inc.                           11,400,000

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

SCHEDULE OF INVESTMENTS 6/30/97                                  (continued)


Shares                                                               Value

                      Electronics - (continued)
    90,000            Nokia Corp. (A.D.R.)                      $  6,637,500
                                                                -------------
                                                                $ 83,946,875
                                                                -------------
                      Total Technology                          $155,880,001
                                                                -------------
                      TOTAL COMMON STOCKS
                      (Cost $329,186,996)                       $468,710,570
                                                                -------------
Principal
Amount
                      TEMPORARY CASH INVESTMENT - 1.4%
                      Commercial Paper - 1.4%
$6,553,000            Ford Motor Credit Co., 6.11%, 7/1/97      $  6,553,000
                                                                -------------
                      TOTAL TEMPORARY CASH INVESTMENT
                      (Cost $6,553,000)                         $  6,553,000
                                                                -------------
                      TOTAL INVESTMENT IN SECURITIES - 100%
                      (Cost $335,739,996)(a)                    $475,263,570
                                                                =============

* Non-income producing security.


(a) At June 30, 1997, the net unrealized gain on investments, based on cost for federal income tax purposes of $335,739,996, was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                   $ 141,354,220
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                   $  (1,830,646)
                                                                  -------------
    Net unrealized gain                                           $ 139,523,574
                                                                  =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997 aggregated $132,258,918 and $54,058,763, respectively.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

BALANCE SHEET 6/30/97


ASSETS:
Investment in securities, at value (including temporary cash investment
    of $6,553,000) (cost $335,739,996)                                       $ 475,263,570
  Receivables -
   Fund shares sold                                                              3,001,886
   Dividends and interest                                                          165,380
  Other                                                                             23,519
                                                                             -------------
    Total assets                                                             $ 478,454,355
                                                                             -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $   2,088,275
   Fund shares repurchased                                                         210,245
  Due to affiliates                                                                540,642
  Accrued expenses                                                                  29,658
                                                                             -------------
    Total liabilities                                                        $   2,868,820
                                                                             -------------
NET ASSETS:
  Paid-in capital                                                            $ 327,842,143
  Accumulated net investment loss                                                 (690,711)
  Accumulated undistributed net realized gain on investments                     8,910,529
  Net unrealized gain on investments                                           139,523,574
                                                                             -------------
    Total net assets                                                         $ 475,585,535
                                                                             =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $397,979,310/26,889,809 shares)                          $       14.80
                                                                             =============
  Class B (based on $70,233,275/4,826,784 shares)                            $       14.55
                                                                             =============
  Class C (based on $7,372,950/504,533 shares)                               $       14.61
                                                                             =============
MAXIMUM OFFERING PRICE:
  Class A                                                                    $       15.70
                                                                             =============



The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Shares

STATEMENT OF OPERATIONS

For the Six Months Ended 6/30/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $21,264)     $1,141,129
  Interest                                                    264,061
                                                            -----------
    Total investment income                                                 $ 1,405,190
                                                                            -----------
EXPENSES:
  Management fees                                             900,835
  Transfer agent fees
   Class A                                                    382,701
   Class B                                                     53,805
   Class C                                                      4,191
  Distribution fees
   Class A                                                    396,931
   Class B                                                    222,765
   Class C                                                     18,483
  Accounting                                                   41,971
  Custodian fees                                               26,877
  Registration fees                                            30,330
  Professional fees                                            13,563
  Printing                                                     12,646
  Fees and expenses of nonaffiliated trustees                   8,150
  Miscellaneous                                                15,656
                                                            -----------
    Total expenses                                                          $ 2,128,904
    Less fees paid indirectly                                                   (33,003)
                                                                            -----------
    Net expenses                                                            $ 2,095,901
                                                                            -----------
     Net investment loss                                                    $  (690,711)
                                                                            -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $ 4,567,632
  Change in net unrealized gain on investments                               85,239,647
                                                                            -----------
   Net gain on investments                                                   89,807,279
                                                                            -----------
   Net increase in net assets resulting from operations                     $89,116,568
                                                                            ===========




14   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/97 and the Year Ended 12/31/96


                                                              Six Months
                                                                 Ended           Year Ended
                                                                6/30/97           12/31/96
FROM OPERATIONS:
Net investment loss                                           $    (690,711)    $   (323,136)
Net realized gain on investments                                  4,567,632       23,888,859
Change in net unrealized gain on investments                     85,239,647       40,558,913
                                                              -------------     -------------
  Net increase in net assets resulting from operations        $  89,116,568     $ 64,124,636
                                                              -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.00 and $1.07 per share, respectively)           $           -     $(23,357,095)
  Class B ($0.00 and $1.07 per share, respectively)                       -       (2,408,390)
  Class C ($0.00 and $1.07 per share, respectively)                       -         (107,390)
                                                              -------------     -------------
   Total distributions to shareholders                        $           -     $(25,872,875)
                                                              -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 119,320,455     $ 88,005,542
Reinvestment of distributions                                            --       25,187,073
Cost of shares repurchased                                      (43,089,459)     (70,788,997)
                                                              -------------     -------------
  Net increase in net assets resulting from fund share
    transactions                                              $  76,230,996     $ 42,403,618
                                                              -------------     -------------
  Net increase in net assets                                  $ 165,347,564     $ 80,655,379
NET ASSETS:
Beginning of period                                             310,237,971      229,582,592
                                                              -------------     -------------
End of period (including accumulated net investment loss
  of $690,711 and $0, respectively)                           $ 475,585,535     $310,237,971
                                                              =============     =============


CLASS A                           '97 Shares        '97 Amount       '96 Shares        '96 Amount
Shares sold                         5,879,787     $   77,487,142       6,170,753     $   65,424,973
Reinvestment of distributions              --                 --       2,040,720         22,875,363
Less shares repurchased            (2,698,629)       (34,489,637)     (5,796,578)       (61,289,863)
                                 ------------     --------------    ------------     --------------
  Net increase                      3,181,158     $   42,997,505       2,414,895     $   27,010,473
                                 ============     ==============    ============     ==============
CLASS B
Shares sold                         2,694,151     $   35,151,546       1,951,888     $   20,692,598
Reinvestment of distributions              --                 --         199,188          2,220,411
Less shares repurchased              (575,481)        (7,071,968)       (834,440)        (8,797,032)
                                 ------------     --------------    ------------     --------------
  Net increase                      2,118,670     $   28,079,578       1,316,636     $   14,115,977
                                 ============     ==============    ============     ==============
CLASS C*
Shares sold                           509,313     $    6,681,767         169,294     $    1,887,971
Reinvestment of distributions              --                 --           8,096             91,299
Less shares repurchased              (122,058)        (1,527,854)        (60,112)          (702,102)
                                 ------------     --------------    ------------     --------------
  Net increase                        387,255     $    5,153,913         117,278     $    1,277,168
                                 ============     ==============    ============     ==============

*Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 6/30/97

                                                                    Six Months
                                                                       Ended         Year Ended
                                                                      6/30/97         12/31/96
CLASS A
Net asset value, beginning of period                                 $  11.71         $  10.12
                                                                     --------         ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                        $  (0.02)        $  (0.01)
 Net realized and unrealized gain (loss) on investments                  3.11             2.67
                                                                     --------         ---------
  Net increase (decrease) from investment operations                 $   3.09         $   2.66
Distributions to shareholders:
 Net investment income                                                      -                -
 Net realized gain                                                          -            (1.07)
 From paid-in capital                                                       -                -
                                                                     --------         ---------
Net increase (decrease) in net asset value                           $   3.09         $   1.59
                                                                     --------         ---------
Net asset value, end of period                                       $  14.80         $  11.71
                                                                     ========         =========
Total return*                                                           26.39%           26.95%
Ratio of net expenses to average net assets                              1.05%**+         1.15%+
Ratio of net investment income (loss) to average net assets             (0.29%)**+       (0.08%)+
Portfolio turnover rate                                                    30%**            96%
Average commission rate paid(1)                                      $ 0.0592         $ 0.0568
Net assets, end of period (in thousands)                             $397,979         $277,598
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               -                -
 Net investment income (loss)                                               -                -
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                            1.03%**          1.13%
 Net investment income (loss)                                           (0.27%)**        (0.06%)



                                                                 Year Ended   Year Ended    Year Ended   Year Ended
                                                                  12/31/95     12/31/94    12/31/93(a)    12/31/92
CLASS A
Net asset value, beginning of period                               $   8.85     $  12.62    $  12.42      $  12.27
                                                                   ----------   ----------  ----------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $   0.03     $  (0.06)   $  (0.07)     $   0.00
 Net realized and unrealized gain (loss) on investments                2.58        (0.38)       1.10          0.15
                                                                   ----------   ----------  ----------    --------
  Net increase (decrease) from investment operations               $   2.61     $  (0.44)   $   1.03      $   0.15
Distributions to shareholders:
 Net investment income                                                (0.03)           -           -             -
 Net realized gain                                                    (1.31)       (3.32)      (0.83)            -
 From paid-in capital                                                     -        (0.01)          -             -
                                                                   ----------   ----------  ----------    --------
Net increase (decrease) in net asset value                         $   1.27     $  (3.77)   $   0.20      $   0.15
                                                                   ----------   ----------  ----------    --------
Net asset value, end of period                                     $  10.12     $   8.85    $  12.62      $  12.42
                                                                   ==========   ==========  ==========    ========
Total return*                                                         29.82%       (2.60%)      8.52%         1.22%
Ratio of net expenses to average net assets                            1.23%+       1.46%       1.20%         1.15%
Ratio of net investment income (loss) to average net assets            0.28%+      (0.53%)     (0.60%)        0.00%
Portfolio turnover rate                                                 158%         161%         29%           25%
Average commission rate paid(1)                                           -            -           -             -
Net assets, end of period (in thousands)                           $215,564     $132,476    $134,546      $120,847
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                             -            -        1.21%         1.25%
 Net investment income (loss)                                             -            -       (0.62%)        0.10%
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.21%           -           -             -
 Net investment income (loss)                                          0.30%           -           -             -

(a) Prior to assumption of management agreement on December 1, 1993 by PMC, the Fund was advised by Mutual of Omaha Management Company.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.

16   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 6/30/97


                                                        Six Months
                                                           Ended        Year Ended      4/28/95 to
                                                          6/30/97        12/31/96        12/31/95
CLASS B
Net asset value, beginning of period                      $ 11.55         $ 10.07         $  9.68
                                                          -------         --------        -------
Increase (decrease) from investment operations:
 Net investment loss                                      $ (0.05)        $ (0.05)        $     -
 Net realized and unrealized gain on investments             3.05            2.60            1.73
                                                          -------         --------        -------
  Net increase from investment operations                 $  3.00         $  2.55         $  1.73
Distributions to shareholders:
 Net investment income                                          -               -           (0.03)
 Net realized gain                                              -           (1.07)          (1.31)
                                                          -------         --------        -------
Net increase in net asset value                           $  3.00         $  1.48         $  0.39
                                                          -------         --------        -------
Net asset value, end of period                            $ 14.55         $ 11.55         $ 10.07
                                                          =======         ========        =======
Total return*                                               25.97%          25.97%          18.26%
Ratio of net expenses to average net assets                  1.80%**+        1.86%+          1.90%**+
Ratio of net investment loss to average net assets          (1.04%)**+      (0.83%)+        (0.25%)**+
Portfolio turnover rate                                        30%**           96%            158%
Average commission rate paid(1)                           $0.0592         $0.0568               -
Net assets, end of period (in thousands)                  $70,233         $31,286         $14,019
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.79%**         1.84%           1.84%**
 Net investment loss                                        (1.03%)**       (0.82%)         (0.19%)**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 6/30/97


                                                         Six Months
                                                            Ended             1/31/96 to
                                                           6/30/97             12/31/96
CLASS C
Net asset value, beginning of period                        $ 11.55              $ 10.10
                                                            -------              -------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.04)             $ (0.05)
 Net realized and unrealized gain on investments               3.10                 2.57
                                                            -------              -------
  Net increase from investment operations                   $  3.06              $  2.52
Distributions to shareholders:
 Net realized gain                                                -                (1.07)
                                                            -------              -------
Net increase in net asset value                             $  3.06              $  1.45
                                                            -------              -------
Net asset value, end of period                              $ 14.61              $ 11.55
                                                            -------              -------
Total return*                                                 26.49%               25.61%
Ratio of net expenses to average net assets                    1.78%**+             1.89%**+
Ratio of net investment loss to average net assets            (1.01%)**+           (1.01%)**+
Portfolio turnover rate                                          30%**                96%
Average commission rate paid(1)                             $0.0592              $0.0568
Net assets, end of period (in thousands)                    $ 7,373              $ 1,354
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.74%**              1.87%**
 Net investment loss                                          (0.97%)**            (0.99%)**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.

18   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

NOTES TO FINANCIAL STATEMENTS 6/30/97

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. The shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Growth Shares
NOTES TO FINANCIAL STATEMENTS 6/30/97(continued)

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $149,890 in underwriting commissions on the sale of fund shares during the period ended June 30, 1997.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums,

Pioneer Growth Shares


are paid by the Fund. At June 30, 1997, $192,454 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $76,109 in transfer agent fees payable to PSC at June 30, 1997.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each Class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $272,079 in distribution fees payable to PFD at June 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of $45,946 were paid to PFD.


5. Expense Reductions

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $33,003 under such arrangements.

Pioneer Growth Shares

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and the Board of Trustees of Pioneer Growth Shares:


We have audited the accompanying balance sheet of Pioneer Growth Shares, including the schedule of investments, as of June 30, 1997, and the related statement of operations, and statements of changes in net assets for the periods presented and financial highlights for the six months ended June 30, 1997 and the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of June 30, 1997, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for the six months ended June 30, 1997 and the three years ended December 31, 1996, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 1, 1997

Pioneer Growth Shares

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  David D. Tripple, Executive Vice
John W. Kendrick                       President
Marguerite A. Piret                   Jeffrey B. Poppenhagen, Vice President
David D. Tripple                      William H. Keough, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop


Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

                           This page for your notes.

                           This page for your notes.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

                           This page for your notes.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II


Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*


Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund



*Offers Class A and B Shares only

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.


[logo]
Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

0897-4366
(C) Pioneer Funds Distributor, Inc.
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